SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2005

THE TRIZETTO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

567 San Nicholas Drive, Suite 360 Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 719-2200

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On November 18, 2005, The TriZetto Group, Inc., a Delaware corporation (“TriZetto”), CK Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TriZetto (“Merger Sub”), CareKey, Inc., a Delaware corporation (“CareKey”), and Ido Schoenberg, as a representative of the CareKey stockholders, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into CareKey (the “Merger”), with CareKey surviving after the Merger as a wholly owned subsidiary of TriZetto. Under the Merger Agreement, CareKey stockholders and optionholders will receive an aggregate cash payment of $60,000,000 on the closing date. Further, CareKey stockholders and optionholders will be entitled to receive contingent consideration under each of the following circumstances: (i) $15,000,000, in cash payable on February 28, 2006 in the event certain conditions are met and (ii) up to $25,000,000, in cash or stock at TriZetto’s election, in the event certain financial milestones are achieved during a period ending December 31, 2008. In addition, further contingent consideration, payable in cash or stock at TriZetto’s election, may be paid to CareKey stockholders and optionholders if, prior to December 31, 2008, CareKey generates revenues in excess of certain milestones or if CareKey generates certain software maintenance revenues during the fiscal year ended December 31, 2009 in excess of certain milestones.

The Merger Agreement has been unanimously approved by the respective Boards of Directors of TriZetto and CareKey, and the transactions contemplated thereby are subject to regulatory approval, the approval of the stockholders of CareKey and other customary closing conditions.

In connection with the Merger, certain stockholders of CareKey have entered into Voting Agreements dated on or about November 18, 2005 with TriZetto whereby each such stockholder has agreed, among other things, to vote his or her shares of CareKey stock in favor of the Merger.

TriZetto will file a copy of the Merger Agreement as an exhibit to TriZetto’s next periodic report filed under the Securities Exchange Act of 1934, as amended. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 7.01 – Regulation FD Disclosure

On November 21, 2005, TriZetto issued a press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release issued by The TriZetto Group, Inc., dated November 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: November 21, 2005	By:	/s/ James J. Sullivan
James J. Sullivan Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by The TriZetto Group, Inc., dated November 21, 2005.